UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2017

AMERISAFE, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	001-12251	75-2069407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Highway 190 West

DeRidder, Louisiana 70634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (337) 463-9052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2017 the Company held its annual meeting of shareholders. The number of common shares entitled to vote at the Company’s 2017 annual meeting of shareholders was 19,230,135 representing the number of shares outstanding as of April 17, 2017, the record date for the annual meeting.

The results of each matter voted on at the annual meeting were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2020 annual meeting of shareholders:

	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Brown	17,620,495	336,590	513,408
G. Janelle Frost	17,906,064	51,021	513,408

2.	Re-approval of the material terms for qualified performance-based compensation under the Company’s 2012 Equity and Incentive Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,574,716	1,379,350	3,019	513,408

3.	Advisory vote on compensation of the Company’s named executive officers as disclosed in the 2017 proxy statement under “Executive Compensation” and discussed under “Compensation Discussion and Analysis.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,645,609	307,629	3,847	513,408

4.	Advisory vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

Shares Voted For Every Year	Shares Voted For Every Two Years	Shares Voted For Every Three Years	Shares Abstentions
14,887,802	2,015	3,063,801	3,467

The option of an advisory compensation vote every year received the highest number of shareholder votes. The Company’s board of directors recommended an annual vote and will follow that recommendation and include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required vote on such frequency is conducted.

5.	Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

Votes For	Votes Against	Abstentions
18,232,620	236,948	925

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.

By:	/s/ Kathryn H. Shirley
Kathryn H. Shirley
Executive Vice President, General Counsel and Secretary

Date: June 12, 2017